Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, John R. Wheeler, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of MJ Holdings, Inc. on Form 10-Q for the period ended September 30, 2018, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of MJ Holdings, Inc.

Dated: November 14, 2018

/s/ John R. Wheeler
Name: John R. Wheeler
Title: Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to MJ Holdings, Inc. and will be retained by MJ Holdings, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.